UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On February 22, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to report the launch of its “Any Day” branded flower in California.

Any Day flower is a hand-selected, sun-grown artisanal flower cultivated in the Emerald Triangle in the heart of Humboldt County. Initial offerings consist of popular strains including Green Punch, Sour Afghani, Strawberry Banana & Ice Cream Cake. The initial cultivars are a range of Indica, Sativa and Hybrid strains and are available through www.buybamonline.com, ShowGrow Long Beach and ShowGrow San Diego locations as well as select dispensaries in Southern California.

“Our team has been in discussions with cultivators across California to seek growing techniques, strains and cannabinoid/terpene profiles that best fit our Body and Mind values of quality, trusted and tested cannabis,” stated Michael Mills, CEO of Body and Mind. “We are excited to add quality flower to our Body and Mind branded product portfolio in California and we look forward to a expanding our strain offerings in the near future.”

Company Matters and Annual Meeting Results:

In conjunction with the holding of the Company's recent annual meeting of stockholders on February 17, 2021, the following matters were duly ratified by the Company's stockholders and have now been implemented by the Board of Directors in the following manner:

•	Michael Mills, Brent Reuter, Trip Hoffman and Dong Shim were elected to the Board of Directors of the Company;

•	Marcum LLP, was appointed as the Company's independent registered accounting firm;

•	the continuation of the Company's 2012 Incentive Stock Option Plan was approved;

•	the Company's executive compensation was approved;

•	the following officers of the Company were re-appointed by the Board of Directors of the Company immediately following the annual meeting:

Michael Mills:	President and Chief Executive Officer;
Dong Shim:	Chief Financial Officer;
Stephen “Trip” Hoffman:	Chief Operating Officer; and
Darren Tindale:	Corporate Secretary.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated February 22, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: February 22, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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